Exhibit 99.1

Atlas Technical Consultants to Acquire Long Engineering

Acquisition to Bolster Operations and Expand Client Relationships in Southeastern U.S. States.

Austin, TX, November 20, 2019 – Atlas Intermediate Holdings LLC (“Atlas”), a leading provider of professional testing, inspection, engineering, program management and consulting services under the name Atlas Technical Consultants, announced today that it has signed an agreement to acquire Long Engineering, Inc. (“Long Engineering”). The acquisition will further strengthen Atlas’ operational footprint and deepen key client relationships throughout the Southeast. Headquartered in Atlanta, Georgia, Long Engineering provides civil engineering, land surveying, transportation engineering, subsurface utility engineering and construction engineering and inspection services.

As previously announced, Atlas has entered into a definitive agreement with Boxwood Merger Corp. (Nasdaq: BWMC, BWMCU and BWMCW) (“Boxwood”), a publicly-traded special purpose acquisition company, whereby Atlas will become a wholly-owned indirect subsidiary of Boxwood. Boxwood has scheduled a stockholder meeting for December 12, 2019 relating to the approval by its stockholders of the business combination with Atlas (the “business combination”) and certain related matters. Atlas and Boxwood expect to close the business combination in mid-December 2019, subject to the approval of Boxwood’s stockholders and other closing conditions.

The Long Engineering acquisition demonstrates Atlas’ commitment to driving long-term revenue growth by identifying and acquiring companies that enhance Atlas’ footprint, client base and services. Atlas’ acquisition of Long Engineering is expected to close prior to the end of the calendar year.

Established by Ellen Long, PE in 1997, Long Engineering is a well-known leader in transportation and civil engineering services and was recognized in 2018 as a Hot Firm, and one of the Best Firms to Work For by the Zweig Group.

“This transaction is part of Atlas’ multi-faceted growth strategy to expand our service offerings and become the preferred provider of professional and technical services in this industry,” said Atlas’ Chief Executive Officer, L. Joe Boyer. “Long Engineering allows us to leverage Atlas’ resources to win larger, more complex projects through expanded technical capabilities. Moreover, this strategic acquisition aligns with our clear path to grow our business offerings, broaden our customer base and provide significant revenue opportunities for the future.”

“As we move closer to the merger between Atlas and Boxwood, we are excited to continue identifying and executing accretive tuck-in acquisitions like Long Engineering. This acquisition and our robust pipeline of future purchases validate our overall strategy,” said Stephen Kadenacy, Chairman and Chief Executive Officer of Boxwood, who will serve as Executive Chairman of the combined company following the business combination. “We look forward to building on this momentum and to leveraging our experience to fuel Atlas’ attractive growth strategy.”

The acquisition of Long Engineering will expand Atlas’ operations in Georgia and Alabama to include bridge hydraulics and private civil site expertise as well as subsurface utility engineering. In addition, Long Engineering will complement Atlas’ existing services in roadway and bridge design, transportation-related surveying and construction engineering and inspection services. The acquisition will also allow Atlas to cross-sell its diverse set of services to existing clients while attracting new customers through its enhanced platform of capabilities.

“Since the founding of the firm by Ellen Long, PE in 1997, we have upheld our commitment to provide quality services for our clients and to embrace a culture of passionate, empowered and valued employees,” said Long Engineering’s Chief Executive Officer, Shepherd Long. “We are excited to begin this next chapter in our growth with Atlas, a company with shared values and a consistent focus on excellence.”

Since its inception, Atlas has strategically strengthened its capabilities and widened its footprint through acquisitions of premier national and large regional technical service companies to create an industry-leading platform. This includes the acquisitions of: PaveTex Engineering, specializing in materials engineering and testing, quality control testing and construction quality assurance; Moreland Altobelli Associates, a full-service engineering, design and program management firm; Engineering Testing Services, a provider of innovative quality control testing and inspection solutions for construction material manufacturers; SCST, an environmental science and geotechnical engineering firm; and Piedmont Geotechnical Consultants. Earlier this year, Atlas extended its nationwide footprint to more than 40 states by combining with ATC Group Services, a leading integrated environmental engineering consulting firm with over 40 years of experience.

Terms of the Long Engineering transaction were not disclosed.

About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection engineering and consulting services under the name Atlas Technical Consultants, offering solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With more than 100 offices in 40 states and 3,200+ employees, Atlas provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com.

About Long Engineering, Inc.

Long Engineering is a land surveying and civil engineering firm headquartered in Atlanta, Georgia, providing land development, land surveying, subsurface utility engineering, transportation/bridge design and construction engineering and inspections services. The firm employs 100+ professional, technical and support personnel within three offices. For more information, go to www.longeng.com.

About Boxwood Merger Corp.

Boxwood Merger Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In August 2019, Boxwood announced its proposed business combination with Atlas, and filed a definitive proxy statement with the U.S. Securities and Exchange Commission on November 12, 2019 relating thereto. Boxwood’s shares of Class A common stock, units and warrants trade under the ticker symbols “BWMC,” “BMWCU” and “BWMCW,” respectively.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the business combination, Boxwood has filed on November 12, 2019 a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents has been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the proposed transaction and contains important information about the business combination and related matters. Boxwood stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the business combination, because the proxy statement contains important information about Boxwood, Atlas and the business combination. The definitive proxy statement has been mailed on November 12, 2019 to Boxwood stockholders as of November 6, 2019, the record date established for voting on the proposed transaction. Stockholders are also able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the business combination. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the business combination, as applicable, are set forth in the proxy statement for the proposed transaction. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the business combination and Atlas’ ability to effect the acquisition of Long Engineering; the benefits of the business combination and the acquisition of Long Engineering; the future financial performance of Boxwood and Atlas following the transaction; and changes in Atlas’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas following announcement of the proposed business transaction and related transactions; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the business combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering due to the failure to satisfy the conditions to the closing of such transactions ; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock on Nasdaq following the business combination; (5) the risk that the business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the business combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement filed by Boxwood with the SEC in connection with the business combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

Contacts

Investors
Rodny Nacier, 512-851-1507
ir@oneatlas.com

Media
Elyse Gentile, 646-677-1823
Elyse.Gentile@icrinc.com